SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


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[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         Eagle Pacific Industries, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                           EAGLE PACIFIC INDUSTRIES, INC.
                            2430 Metropolitan Centre
                            333 South Seventh Street
                          Minneapolis, Minnesota 55402
                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 27, 2000
                        ---------------------------------

TO THE SHAREHOLDERS OF EAGLE PACIFIC INDUSTRIES, INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of Eagle Pacific Industries, Inc. will be held on Thursday, April 27, 2000, at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota. The meeting will convene at 3:15 p.m., Minneapolis Time, for the following purposes:

         1.       To set the number of directors at five.

         2. To elect one Class III director to serve until the 2003 Annual Meeting of Shareholders.

         3. To approve a 547,000 share increase in the number of shares reserved for grant as incentive stock options in accordance with Code Section 422 under the Company's 1997 Stock Option Plan.

         4. To amend the Articles of Incorporation to change the Company's name to "PW Eagle, Inc."

         5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on March 17, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                     By Order of the Board of Directors,



                                     William H. Spell
                                     Chief Executive Officer
Minneapolis, Minnesota
March 23, 2000


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                         EAGLE PACIFIC INDUSTRIES, INC.
                            -------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 27, 2000
                            -------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished to the shareholders of Eagle Pacific Industries, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on April 27, 2000, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors, and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

         Any proxy may be revoked at any time before it is voted by written notice to the Secretary or any other officer of the Company, or by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

         The Company expects mailing of this Proxy Statement to shareholders of the Company will commence on or about March 23, 2000. The Company's corporate offices are located at 2430 Metropolitan Centre, 333 South Seventh Street, Minneapolis, Minnesota 55402, and its telephone number is (612) 305-0339.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 17, 2000, as the record date for determining shareholders entitled to vote at the meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 17, 2000, the Company had outstanding two classes of stock entitled to vote at the Annual Meeting: (i) _______ shares of $.01 par value Common Stock; and (ii) 12,500 shares of Series A 7% Convertible Preferred Stock (the "Preferred Stock"). Each share of Common Stock and Preferred Stock is entitled to one vote at the Annual Meeting.

         The presence in person or by proxy of the holders of a combined majority of the shares of Common Stock and Preferred Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table provides information as of March 17, 2000, concerning the beneficial ownership of the Company's voting securities by persons who are known to own five percent or more of a class of voting stock of the Company, by each executive officer named in the Summary Compensation Table, by each director, and by all directors and executive officers (including the named individuals) of the Company as a group. Unless otherwise noted, the person listed as the beneficial owner of the shares has sole voting and investment power over the shares.



                                           Common Stock                   Series A Preferred Stock
                              ----------------------------------------   --------------------------      Percent of
                                                                                                        Common Stock
                                                                                                        and Series A
                                      Shares                               Shares                        Preferred
      Name and Address             Beneficially         Percent of      Beneficially     Percent of        Stock
    of Beneficial Owner               Owned              Class (1)         Owned         Class (1)        Combined
    -------------------            -----------         -------------    -----------    -------------      --------
George Kosmides..........                 ---              --              12,500           100%             *
   7103 Amundson Avenue
   Edina, MN 55439
CB Capital Investors, L.P.         1,343,452(2)            ___%              --              --             ___%
   380 Madison Avenue
   New York, NY 10017
William H. Spell.........            643,763(3)(4)(5)      ___%              --              --             ___%
   2430 Metropolitan Centre
   Minneapolis, MN 55402
Massachusetts Mutual Group           597,090(6)            ___%              --              --             ___%
   1295 State Street
   Springfield, MA 01111
Perkins Capital Management,          487,099               ___%              --              --             ___%
       Inc...............
   730 East Lake Street
   Wayzata, MN  55391
William Blair Mezzanine..            435,000               ___%              --              --             ___%
   Capital Fund, L.P.
   222 West Adams Street
   Chicago, IL 60606
Harry W. Spell...........            435,892(4)(5)(7)      ___%              --              --             ___%
   2430 Metropolitan Centre
   Minneapolis, MN 55402
George R. Long...........            263,947(8)            ___%              --              --             ___%
   29 Las Brisas Way
   Naples, FL 33963
Bruce A. Richard.........            200,157(5)(9)         ___%              --              --             ___%
   2458 Farrington Circle
   Roseville, MN 55113
Richard W. Perkins.......            179,082(5)(10)        ___%              --              --             ___%
   730 East Lake Street
   Wayzata, MN 55391
G. Peter Konen...........            161,300(11)           ___%              --              --             ___%
   818 N. Shore Drive
   Hastings NE  68901
David P. Schnase.........              30,000(11)          ___%              --              --             ___%
   18 Deer Trail
   Hastings, NE  68901
James K. Rash............              82,500              ___%              --              --             ___%
   1550 Valley River Drive
   Eugene, OR 97440


                                           Common Stock                   Series A Preferred Stock
                              ----------------------------------------   --------------------------      Percent of
                                                                                                        Common Stock
                                                                                                        and Series A
                                      Shares                               Shares                        Preferred
      Name and Address             Beneficially         Percent of      Beneficially     Percent of        Stock
    of Beneficial Owner               Owned              Class (1)         Owned         Class (1)        Combined
    -------------------            -----------         -------------    -----------    -------------      --------
Larry I. Fleming.........              72,500
   1550 Valley River Drive
   Eugene, OR 97440
All Directors and Current...       2,088,921(12)           ___%              --              --             ___%
   Officers as a Group (12
   persons)
----------
*        Less than 1%

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 17, 2000 or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.

(2) Such shares are not outstanding but may be purchased upon exercise of currently exercisable warrants to purchase Common Stock.

(3) Includes 100,800 shares which may be purchased upon exercise of currently exercisable options and 21,429 shares held by Mr. Spell's wife.

(4) Includes 65,500 shares held by the Spell Family Foundation. Messrs. Harry Spell and William Spell share voting and dispositive power over such shares.

(5)      Messrs. William H. Spell, Harry W. Spell, Richard W. Perkins and Bruce
         A. Richard have individually acquired securities of the Company from the Company and in open market transactions and each of them individually anticipates that he will acquire additional securities of the Company in the future. Such persons have entered into an agreement which requires that a majority of them approve any sale of securities of the Company by any of them. This agreement is designed to keep all of such persons interested and focused on the long-term success of the Company and recognizes that each of such persons contributes specific expertise to the Company through their positions as directors and/or officers. The agreement does not require that such persons vote their shares in any specific manner or act in concert in connection with any purchase or sale of securities of the Company.

(6) Such shares are not outstanding but may be purchased upon exercise of currently exercisable warrants to purchase Common Stock held by Massachusetts Mutual Life Insurance Company (238,836 shares), MassMutual Corporate Investors (197,040 shares), MassMutual Participation Investors (101,505 shares) and MassMutual Corporate Value Partners Ltd. (59,709 shares).

(7) Includes 58,560 shares which may be purchased upon exercise of currently exercisable options.

(8) Includes 17,140 shares which may be purchased upon exercise of currently exercisable options.

(9) Includes 43,560 shares which may be purchased upon exercise of currently exercisable options.

(10) Includes 17,140 shares which may be purchased upon exercise of currently exercisable options, 11,429 shares held by a Profit Sharing Trust for Mr. Perkins' benefit, and 10,000 shares held by the Perkins Foundation. Does not include 487,099 shares held by Perkins Capital Management, Inc. as to which Mr.
         Perkins has no voting or investment power.

(11)     The information provided is as of December 31, 1999.

(12) Includes 241,280 shares which may be purchased upon exercise of currently exercisable options.


                             SET NUMBER OF DIRECTORS
                                (Proposal No. 1)

         The Bylaws of the Company provide that the number of directors shall not be less than three nor more than twelve, as determined by the shareholders. The Board of Directors recommends that the number of directors be set at five. Each Proxy will be voted for or against such number, or not voted at all, as directed in the Proxy.

Vote Required; Recommendation

         The adoption of the resolution to set the number of directors requires the affirmative vote of the greater of (1) a majority of the voting power of shares represented in person or by proxy at the Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting. The Board of Directors recommends that the shareholders vote in favor of this Proposal No. 1.


                              ELECTION OF DIRECTORS
                                (Proposal No. 2)

General Information

         The Board of Directors consists of three classes of Directors, Class I who hold office until the 2002 Annual Shareholders Meeting, Class II who hold office until the 2001 Annual Shareholders Meeting and Class III who hold office until the 2000 Annual Shareholders Meeting or, in all cases, until their successors are elected. During the fiscal year, as a result of the resignations of all Class III directors elected by the shareholders at the last annual meeting and in order to comply with a Bylaw provision that the number of members of each class of directors be as nearly equal as possible, Harry W. Spell was moved from Class I to Class III. Accordingly, Harry W. Spell is the current Class III director whose terms expires as of this Annual Meeting. Mr. Spell has been nominated for election as Class III Director by the Board of Directors and has consented to being named as a nominee. It is intended that solicited proxies will be voted for such nominee. The Company believes that Mr. Spell will be able to serve; but in the event he is unable to serve as a director, the persons named as proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose or, in the absence of such proposal, for such fewer directors as results from the inability of Mr. Spell to serve.

The Board currently consists of five directors, including the nominee listed below:

         Class III Nominee whose term of office will be until the 2003 Annual Meeting of Shareholders if elected by the shareholders of the Company:

                              Harry W. Spell (1)(4)

         Class II Directors whose terms of office will continue until the 2001 Annual Meeting of Shareholders:

                             William H. Spell(2)(4)
                             Bruce A. Richard(1)(3)(4)

         Class I Directors whose terms of office will continue until the 2002 Annual Meeting of Shareholders:

                             George R. Long(3)
                             Richard W. Perkins (1)(2)(3)
-------------------------------

(1)      Member of Compensation Committee
(2)      Member of Nominating Committee
(3)      Member of Audit Committee
(4)      Member of Executive Committee

         The following is information concerning the principal occupations for at least the past five years of the nominees and those directors whose terms will continue beyond the Annual Meeting:

         Harry W. Spell, age 76, has been chairman of the board since January 1992. He also served as chief executive officer of the Company from January 1992 to January 1997. In addition, Mr. Spell is the chief financial manager and chairman of the board of Spell Capital Partners, LLC, a private equity firm which focuses on leveraged acquisitions of established businesses in the Upper Midwest. Mr. Spell has been involved in private equity investing since 1988. He was employed by Northern States Power, a Fortune 500 company, from 1949 until August 1988, where he served as senior vice president, finance and chief financial officer. Mr. Spell currently serves as a director of Appliance Recycling Centers of America, Inc., as well as several private organizations.

         William H. Spell, age 43, has been a director of the Company since January 1992 and chief executive officer since January 1997, and served as the Company's president from January 1992 to January 1997. In addition, Mr. Spell is the president of Spell Capital Partners, LLC, a private equity firm which focuses on leveraged acquisitions of established businesses in the Upper Midwest. Mr. Spell has been involved in private equity investing since 1988. From 1981 through 1988, Mr. Spell was vice president and director of corporate finance at John G. Kinnard & Co., a regional investment banking firm located in Minneapolis, Minnesota. Mr. Spell has a B.S. and an M.B.A. degree from the University of Minnesota.

         Bruce A. Richard, age 70, has been a director of the Company since March of 1992 and vice chairman since February 1996. He also served as secretary of the Company from mid-1993 to August 1998, as chief financial officer from mid-1993 to February 1996 and treasurer from mid-1993 to March 1998. In addition, Mr. Richard is affiliated with Spell Capital Partners, LLC, a private equity firm which focuses on leveraged acquisitions of established businesses in the Upper Midwest. Mr. Richard has been involved in private equity investing since 1988. He retired as president and chief operating officer of Northern States Power Company, a Fortune 500 company, in July of 1986. He is a former member of the Board of Regents of St. John's University, and is actively involved in other philanthropic organizations.

         George R. Long, age 69, has been a director of the Company since 1986. He has served as Chairman of the Board of Directors of the Mayfield Corporation, a financial advisory firm, since 1973. For over five years, he has been a private investor. Mr. Long also is a director of the IAI Series of Mutual Funds, Minneapolis, Minnesota.

         Richard W. Perkins, age 69, has been a director of the Company since January 1992. Mr. Perkins has been President of Perkins Capital Management, Inc., a registered investment adviser, since 1984 and has had over 40 years experience in the investment business. Prior to establishing Perkins Capital Management, Inc., Mr. Perkins was a Senior Vice President at Piper Jaffray Inc. where he was involved in corporate finance and venture capital activities, as well as rendering investment advice to domestic and international investment managers. Mr. Perkins is also affiliated with Spell Capital Partners, LLC, which is a private equity firm which focuses on leveraged acquisitions of established businesses in the Upper Midwest. Mr. Perkins is a director of various public companies, including: Bio-Vascular, Inc., Lifecore Biomedical, Inc., iNTELEFILM Corporation, CNS, Inc., Quantech Ltd., Nortech Systems, Inc., Vital Images, Inc. and Harmony Holdings, Inc.

         Harry W. Spell is William H. Spell's father.

Vote Required; Recommendation

         The election of each nominee requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. The Board recommends that shareholders vote "For" the nominee for Class III director named above.

Committee and Board Meetings

         The Company has an Audit Committee whose members are Messrs. Richard (Chairman), Long and Perkins and which met twice during fiscal 1999. The Audit Committee, among other responsibilities, recommends to the full Board of Directors the selection of auditors and reviews and evaluates the activities and reports of the auditors, as well as the internal accounting controls of the Company.

         The Company has a Compensation Committee whose members are Messrs. Perkins (Chairman), Harry Spell and Richard. The Compensation Committee is charged with determining the compensation to be paid to officers of the Company and to determine other compensation issues if requested by the Board of Directors. The Compensation Committee did not formally meet during fiscal 1999. In lieu of Compensation Committee meetings, the Board of Directors determined compensation issues.

         Finally, the Company has a Nominating Committee whose members are Messrs. William Spell (Chairman) and Perkins. The Nominating Committee met once in fiscal 1999. The Nominating Committee presents nominees for members on the Board of Directors to the full Board of Directors for approval. The Nominating Committee does consider nominees recommended by Company shareholders. Such recommendations should be submitted in writing to William Spell and include a biography of the nominee.

         The directors and committee members communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all directors or committee members, in accordance with Minnesota law, rather than hold formal meetings. The Board of Directors met formally nine times during fiscal 1999. Each director attended all meetings of the Board of Directors and any committee on which he served.

                             EXECUTIVE COMPENSATION

Board of Director's Report on Executive Compensation

         Compensation Committee's Responsibility. The Compensation Committee of the Board of Directors is currently composed of directors Richard W. Perkins, who is the Chairman of the Committee, Bruce A. Richard and Harry W. Spell. Harry
W. Spell was Chairman of the Board of the Company during 1999. Bruce A. Richard was Vice Chairman of the Board during 1999. The Committee is responsible for developing and making recommendations to the Board with respect to compensation of the executive officers of the Company. Although the Company has a Compensation Committee, during fiscal 1999 the Board of Directors assumed responsibility for compensation matters.

         Compensation Philosophy. The Company is concerned with finding and retaining top quality people. The Committee and the Board look at industry averages and surveys, and considers location as well in setting salaries.

         The executive compensation plan is comprised of base salaries, annual EBITDA performance bonuses, long-term incentive compensation in the form of stock option awards and Company loans to purchase stock, and various benefits in which all qualified employees of the Company participate. In addition, special cash bonuses or stock options related to non-recurring, extraordinary performance may be awarded from time to time.

         Base Salary. Base salaries for executive officers are reviewed by the Committee or the Board on an annual basis. Each year the Committee or the Board assesses the executive employee's level of responsibility, experience, and external market practices. For the year ended 1999, salaries rose slightly. Each year the Committee or the Board reviews the Company's performance and recommends to the full Board the salaries for the coming year. The Chief Executive Officer's salary increased more substantially as a result of the acquisition of Pacific Western Extruded Plastics Company (PW Pipe) to reflect increases in responsibility associated with the growth in size of the Company.

         Annual Incentives. In 1996, the Company adopted an EBITDA (earnings before interest, taxes, depreciation and amortization) Bonus Plan (the "Bonus Plan"). Generally, executives receive a percentage, up to 100%, of potential bonuses based upon the Company's performance relative to EBITDA goals as well as subjective goals. Under the Bonus Plan, the Board of Directors establishes the Company's EBITDA goals and identifies other factors that will be considered in awarding bonuses. The Compensation Committee presents recommendations to the Board for executives' potential bonuses for the Board's approval.

         Long-Term Incentives. The Company may grant some executive level employees long-term awards, including stock options pursuant to the Company's 1997 Stock Option Plan. Prior to 1997 the Company had a 1991 Stock Plan; however beginning in 1997, awards under the 1991 Stock Plan will no longer be made. The Company adopted a Leverage Equity Purchase Plan (the "LEPP") in 1996 under which the Company loans 90% of the cost of purchasing shares of the Company's common stock to selected employees. The purpose of the LEPP is to more closely align the goals and motivation of management with those of other shareholders and to provide key personnel with a long-term capital accumulation opportunity. No grants were made under the LEPP during fiscal 1999 and the Company has determined that it will no longer make grants under the LEPP.

         Other Compensation Plans. The Company has adopted certain broad-based employee benefit plans in which all employees, including the named executives, are permitted to participate on the same terms and conditions relating to eligibility and generally subject to the same limitation on the amounts that may be contributed or the benefits payable under those plans. The Company maintains plans qualified under I.R.C. Section 401(k), and the Company made aggregate contributions to such plans of $821,000 for fiscal year 1999.

         Chief Executive Officer Compensation. William H. Spell served as the Company's Chief Executive Officer in 1999. The Chief Executive Officer is evaluated annually based on several factors, including the Company's achievement of targeted EBITDA goals. The Chief Executive Officer is charged with maximizing the Company's cash flow, as well as executing the corporate growth strategy, through both internal growth and growth by acquisition. During 1999, the Company completed an acquisition of PW Pipe and Mr. Spell was awarded a closing bonus of $175,000 in connection with the transaction.

                                 George R. Long
                                 Richard W. Perkins
                                 Bruce A. Richard
                                 Harry W. Spell
                                 William H. Spell
                                         Members of the Board of Directors


Summary Compensation Table

         The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during the last three fiscal years to the Chief Executive Officer of the Company and the executive officers of the Company who received more than $100,000 during fiscal 1999:


                                                                        Long-Term Compensation
                                                                   ------------------------------
                                                                         Awards           Payouts
                                                                   --------------------   -------
                                       Annual Compensation                    Securities
                                       -------------------        Restricted  Underlying
                                                     Other Annual    Stock    Options/    LTIP         All Other
Name and Principal              Salary      Bonus    Compensation   Award(s)    SARs     Payouts      Compensation
    Position           Year       ($)        ($)        ($)(1)      ($)(2)      (#)        ($)            ($)
------------------     ----     ------      -----    ------------  ---------  ---------- -------      -------------
William H. Spell,      1999     145,700    280,000        0         70,000    10,000       0            7,404(3)
   Chief Executive     1998     115,000     51,000        0           0      120,000       0            5,072
   Officer             1997     108,000     12,750        0           0      100,000       0            3,236

James K. Rash,         1999(4)   68,368     86,576        0        103,313    72,500       0           11,871(5)
   President

Larry I. Fleming,      1999(4)   53,172     46,207        0        105,000    67,500       0           10,845(6)
   Sr. Vice President

G. Peter Konen,        1999     193,800     84,500        0           0         0          0          305,904(7)
   Former President    1998     182,000     81,000        0           0       75,000       0            5,072
                       1997     175,000     20,250        0           0       80,000       0            3,469

David P. Schnase,      1999     155,357     35,000        0           0         0          0          142,404(8)
   Former Sr. Vice     1998     130,000     35,000        0           0         0          0            5,072
   President           1997     125,000      8,750        0           0       44,500       0            3,469


---------------------------

(1) Does not include car allowances or personal use of Company car, group life insurance or other personal benefits, the aggregate amount of which was less than 10% of the individual's listed compensation.

(2) Dividends, if declared by the Company, will be paid on the shares. Aggregate shares of restricted stock held by the named executive officers at December 31, 1999 and the value of such shares on that date (based on a closing stock price of $4.25 per share) are as follows: Mr. Spell held 20,000 shares valued at $85,000; Mr. Rash held 29,000 shares valued at $123,250; and Mr. Fleming held 30,000 shares valued at $127,500.

(3)      Amount reflects Company contributions to the 401(k) Plan.

(4) Mr. Rash and Mr. Fleming began employment with the Company during fiscal 1999.

(5) Amount includes Company contributions to the 401(k) Plan ($2,600) and nonqualified pension plan ($9,271).

(6) Amount includes Company contributions to the 401(k) plan ($2,600) and nonqualified pension plan ($8,245).

(7) Amount includes Company contributions to the 401(k) Plan ($7,404) and amount accrued for severance payment ($298,500).

(8) Amount includes Company contributions to the 401(k) Plan ($7,404) and amount accrued for severance payment ($135,000).

Employment Agreements

         The Company has an employment agreement with William H. Spell, Chief Executive Officer of the Company, for a term ending December 31, 2002. Under such contract, Mr. Spell will receive an annual base salary of not less than $200,000 and a $600 per month car allowance. Along with his base salary, he can receive an annual bonus of up to 50% of his base salary if the Company meets certain operating profit levels. In addition, under the terms of the Agreement, Mr. Spell received a special transaction bonus upon closing of the Company's acquisition of PW Pipe. Such employment agreement has a confidentiality provision, a one year noncompetition clause and provides for a severance payment equal to Mr. Spell's base salary for the balance of the initial term of the Agreement (but not less than 12 months) in the event of his termination other than for cause.

         The Company has an employment agreement with James K. Rash, President of the Company, for a term ending December 31, 2000 which renews automatically for successive one-year terms. Under such contract, Mr. Rash will receive an annual base salary of not less than $267,500. Along with his base salary, he can receive an annual bonus of up to 50% of his base salary if the Company meets certain operating profit levels. Such employment agreement has a confidentiality provision, a one year noncompetition clause and provides for a severance payment equal to Mr. Rash's base salary for the balance of the initial term of the Agreement (but not less than 12 months) in the event of his termination other than for cause.

         The Company has an employment agreement with Larry I. Fleming, Senior Vice President of the Company, for a term ending December 31, 2002 which renews automatically for successive one-year terms. Under such contract, Mr. Fleming will receive an annual base salary of not less than $197,500. Along with his base salary, he can receive an annual bonus of up to 50% of his base salary if the Company meets certain operating profit levels. Such employment agreement has a confidentiality provision, a one year noncompetition clause and provides for a severance payment equal to Mr. Fleming's base salary for the balance of the initial term of the Agreement (but not less than 12 months) in the event of his termination other than for cause.

         The Company had an employment agreement with G. Peter Konen, its former President. Under such contract, Mr. Konen received an annual base salary determined by the Board each year and a $600 per month car allowance. Along with his base salary, Mr. Konen was eligible to receive an annual bonus up to $84,500 if the Company met certain operating profit levels. Such employment agreement had a confidentiality provision, a two year noncompetition clause and provided for a severance payment equal to Mr. Konen's base salary in the event of his termination other than for cause. In addition, Mr. Konen is entitled to receive paid health insurance for 18 months, his unused vacation as of December 21, 1999, and $600 per month until June, 2001.

         The Company had an employment agreement with David P. Schnase, its former Senior Vice President Sales. Under such contract, Mr. Schnase received an annual base salary determined by the Board each year. Along with his base salary, Mr. Schnase was eligible to receive an annual bonus up to $35,000 if the Company met certain operating profit levels. Such employment agreement had a confidentiality provision a two-year noncompetition clause and provided for a severance payment equal to his then annual base salary in the event of his termination other than for cause.

Option/SAR Grants During 1999 Fiscal Year

                                                                                         Potential Realizable Value
                                                                                          at Assumed Annual Rates
                                                                                        of Stock Price Appreciation
                                             Individual Grants                                for Option Term
                      ----------------------------------------------------------------  ---------------------------
                         Number of     Percent of Total
                        Securities      Options/SARs
                        Underlying       Granted to     Exercise or
                       Options/SARs     Employees in     Base Price      Expiration
Name                    Granted (#)      Fiscal Year       ($/Sh)           Date           5% ($)         10% ($)
----                   -------------    -------------   ------------     ----------        ------         -------
William H. Spell..          10,000(1)         2.4%          $3.50          09/16/09     $  22,011        $  55,780

James K. Rash.....          72,500(2)        17.6%          $3.5635        10/14/09     $ 162,432        $ 411,633

Larry I. Fleming..          67,500(1)         9.1%          $3.50          09/16/09     $ 148,576        $ 376,522

G. Peter Konen....               0            N/A            N/A             N/A            N/A              N/A

David P. Schnase..               0            N/A            N/A             N/A            N/A              N/A


(1) Option was granted on September 16, 1999 and vests at a rate of 2% per year starting September 16, 2000.

(2) Option was granted on October 15, 1999 and vests at a rate of 20% per year starting October 15, 2000.

Option/SAR Exercises in 1999 Fiscal Year and Fiscal Year End Option Values

         The following table sets forth information as to individual exercises of options, number of options and value of options at December 31, 1999 with respect to the named executive officers:

                                                                                 Number of
                                                                            Unexercised Securities   Value of Unexercised
                                                                                 Underlying            In-the-Money
                                                                              Options/SARs at         Options/SARs at
                                                                                 FY-End(#)             FY-End($)(1)
                                         Shares Acquired                        Exercisable/           Exercisable/
                 Name                      on Exercise      Value Realized     Unexercisable           Unexercisable
                 ----                    ---------------    --------------   ---------------------  ---------------------
William H. Spell...................          150,000           $281,250       100,800/89,200          $243,450/225,300
James K. Rash......................                0                N/A             0/72,500                 0/49,844
Larry I. Fleming...................                0                N/A             0/67,500                 0/50,625
G. Peter Konen.....................          230,500            574,125             0/49,500(2)              0/136,125
David P. Schnase...................           74,500            214,094             0/0                      0/0


(1) Based on the difference between the closing price of the Company's Common Stock as reported by Nasdaq at fiscal year end and the option exercise price.

(2) Such options terminated in connection with Mr. Konen's termination of employment.

Directors' Compensation

         In 1999, Harry W. Spell, Chairman of the Board, and Bruce A. Richard, Vice Chairman of the Board, were each compensated for their services in such capacities at the annual rate of $30,000. George R. Long and Richard W. Perkins received fees of $12,000 and $21,000, respectively, for their roles as non-employee directors.

Certain Relationships and Related Transactions

         Office Sharing. The Company has an office sharing arrangement with Spell Capital Partners, LLC pursuant to which the Company pays $11,000 per month for space and administrative support. William H. Spell and Harry W.
Spell are both members of Spell Capital Partners, LLC.

         Loans to Purchase Stock. In fiscal 1999, the Company sold stock to its directors and executive officers and accepted Promissory Notes in payment of all or a portion of the consideration for such stock. The Company believes that each member of its management team should have a significant stake in the Company's financial performance. By having a meaningful amount of equity at risk, management's interests are closely aligned with those of the Company's shareholders. The Notes bear interest at the rate the Company is paying to the senior secured lender on its revolving credit facility, currently 8.1% per annum. Loans in excess of $60,000 were made to the following persons:


                                                Highest Amount Outstanding        Amount Outstanding as of
           Name and Title                          During Fiscal 1999                  March 15, 2000
           --------------                          ------------------                  --------------
William H. Spell, Chief Executive Officer              $340,488                            $340,488
James K. Rash, President                               $106,575                            $106,575
Larry I. Fleming, Senior Vice President                $ 98,547                            $ 98,547
John R. Cobb, Senior Vice President                    $ 86,953                            $ 86,953
Roger R. Robb, Chief Financial Officer                 $ 89,447                            $ 89,447


Stock Performance Chart

         The following chart compares the cumulative total shareholder return on the Company's Common Stock with the S&P Smallcap 600 Index and an index of peer companies selected by the Company (the "Peer Group Index"). The comparison assumes $100 was invested on December 31, 1994 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


                              [GRAPH APPEARS HERE]

                                 Indexed Returns
                                  Years Ending


                             Base
                             Period
Company Name/Index           Dec 94      Dec 95        Dec 96        Dec 97       Dec 98       Dec 99
------------------           ------      ------        ------        ------       ------       ------
Eagle Pacific Industries      100           64           122           100           89          189
S&P SmallCap 600 Index        100          129           155           192          188          210
Peer Group                    100          129           107           106           98           94


         The Peer Group Index includes the following companies: Lamson and Sessions Co. and Royal Group Tech Ltd.


       APPROVAL OF INCREASE IN SHARES RESERVED FOR 1997 STOCK OPTION PLAN
                                (Proposal No. 3)

General

         The Company currently has in effect a 1997 Stock Option Plan (the "Plan"). The Board has approved a 547,000 share increase in the number of shares reserved for the Plan and has directed that such increase be submitted to the shareholders for approval. The Board believes that the Plan has been, and will continue to be, important for attracting, retaining and providing incentives for those officers, directors and key employees upon whose judgment, initiatives and efforts the Company is largely dependent for the successful conduct of its business.

         In the event the Company fails to obtain shareholder approval of the Board approved increase in the number of shares reserved for the Plan, the Board approved increase will remain valid, but related option grants will not qualify for favorable incentive stock option treatment under Code Section 422. As a result, even if the shareholders reject the increase, the Board approved increase and associated grants will continue as an increase in the number of shares reserved for or granted under the Plan.

Description of Plan

         A general description of the basic features of the Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's Chief Financial Officer.

         Purpose. The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers, employees and key consultants upon whose efforts the success of the Company will depend to a large degree.

         Term. Incentive stock options may be granted pursuant to the Plan during a period of ten years from the date the Plan was adopted by the Board of Directors, and nonqualified stock options may be granted until the Plan is discontinued or terminated by the Board of Directors.

         Administration. The Plan may be administered by the Board of Directors or a Committee of the Board (the "Administrator"). The Plan gives broad powers to the Administrator to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

         Eligibility. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the Plan. All employees, officers and directors of and consultants and advisors to the Company or any subsidiary are eligible to receive nonqualified stock options. As of March 15, 2000, the Company had approximately 836 employees, of which eight are officers, and four non-employee directors.

         Options. When an option is granted under the Plan, the Administrator, at its discretion, specifies the option price, the type of option (either "incentive" or "nonqualified") to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the Plan. Unless otherwise determined by the Administrator, the exercise price of a nonqualified stock option will not be less than 100% of the fair market value on the date of grant. The market price of the Company's Common Stock on March 15, 2000 was $______. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise, are determined by the Administrator, but the term of an incentive stock option may not exceed ten years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or, of approved by the Administrator, Common Stock of the Company valued at the stock's then "fair market value" as defined in the Plan. Each incentive stock option granted under the Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment or other relationship with the Company.

         Change of Control. In the event that the Company is acquired through the sale of substantially all of its assets or through a merger or other transaction (a "Transaction"), all outstanding options will become immediately exercisable in full and will remain exercisable during the remaining terms of such outstanding options. The acceleration of the exercisability of outstanding options may be limited, however, if the acquiring party seeks to account for a Transaction on a "pooling of interests" basis which would be precluded if such options are accelerated. The Board may also take certain additional actions, such as terminating the Plan, providing cash or stock valued at the amount equal to the excess of the fair market value of the stock over the exercise price, or allowing exercise of the options for stock of the succeeding company.

         Amendment. The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a sale, merger, consolidation or liquidation of the Company. The Plan may not be amended in any manner that will cause incentive stock options to fail to meet the requirements of Code Section 422, and may not be amended in any manner that will: (i) materially increase the number of shares subject to the Plan, except as provided in the case of stock splits, consolidations, stock dividends or similar events;
(ii) change the designation of the class of employees eligible to receive options; (iii) decrease the price at which options will be granted; or (iv) materially increase the benefits accruing to optionees under the Plan, without the approval of the shareholders, if such approval is required to comply with Code Section 422 or the requirements of Section 16(b) of the Act.

         The Board of Directors will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration.

         Federal Income Tax Consequences of the Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the Plan. Upon exercise of the nonqualified stock option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction in its fiscal year in which nonqualified stock options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising such options.

         Incentive stock options granted pursuant to the Plan are intended to qualify for favorable tax treatment to the optionee under Code Section 422. Under Code Section 422, an employee realizes no taxable income when the incentive stock option is granted. If the employee has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. The Company will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

         Plan Benefits. The table below shows the total number of stock options that have been received under the Plan by the indicated individuals and groups:

                                                             Number of
  Name and Position/Group                                 Options Received (1)
  -----------------------                                 --------------------
  William H. Spell, CEO                                         280,000

  James K. Rash, President                                       72,500
  Larry I. Fleming, Senior Vice President                        67,500
  G. Peter Konen, Former President                              205,000
  David P. Schnase, Former Senior Vice President                 74,500
  Current Executive Officer Group                               694,500
  Current Non-Executive Officer Director Group                  220,000
  Current Non-Executive Officer Employee Group                  253,200

(1) This table reflects only the total stock options granted as of March 15, 2000, without taking into account exercises or cancellations. Because future grants of stock options under the Plan are subject to the discretion of the Administrator, the future benefits that may be received by such individuals or groups under the Plan cannot be determined at this time.

Vote Required; Recommendation

         The Board of Directors recommends that the shareholders approve the increase in the shares reserved for the 1997 Stock Option Plan. Approval of the increase requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter of (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.

                     AMENDMENT OF ARTICLES OF INCORPORATION
                                  (Proposal #4)

         At the Annual Meeting, shareholders will be asked to approve an amendment to the Company's Articles of Incorporation to change the name of the Company from "Eagle Pacific Industries, Inc." to "PW Eagle, Inc." The Board of Directors believes that "PW Eagle, Inc." reflects the combination of Eagle with PW Pipe, as a result of the merger of the two companies which occurred in the 3rd quarter of 1999. This name signifies the Company's broader product line and larger geographic territory. Accordingly, the Board of Directors has adopted and recommends for shareholder approval an amendment to the Articles of Incorporation of the Company which would change the name of the Company to "PW Eagle, Inc."

Vote Required; Recommendation

         Adoption of the amendment to the Company's Articles of Incorporation to change the Company's name requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.


                              INDEPENDENT AUDITORS

         The Board of Directors has selected PricewaterhouseCoopers LLP as the Company's auditors for fiscal 2000.

         Deloitte & Touche LLP, independent public accountants, served as the auditors of the Company for fiscal 1998. On April 30, 1999, the Company dismissed Deloitte & Touche, LLP as its principal independent public accountant. The decision to dismiss the Company's certifying accountant was recommended and approved by the Company's Board of Directors. The report of Deloitte & Touche, LLP on the Company's financial statements for the past two fiscal years contain no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits as of and for the years ended December 31, 1998 and 1997, there have been no disagreements between the Company and Deloitte & Touche, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, LLP, would have caused it to make reference thereto in its report on the financial statements for the Company for such years.

         A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1999 all Section 16(a) filing requirements applicable to Insiders were complied with except that James K. Rash was late filing a report covering one transaction.


                              SHAREHOLDER PROPOSALS

         The proxy rules of the Securities and Exchange Commission permit shareholders of a Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the proxy rules. The Company did not receive from its shareholders any proposals for action at the 2000 Annual Meeting. Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company on or before November 23, 2000 to be includable in the Company's proxy statement and related proxy for the 2001 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2001 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after February 7, 2001, then management named in the Company's proxy form for the 2001 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                                     GENERAL

         Management knows of no other matters that will be presented at the Annual Meeting of Shareholders. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

         A copy of the Company's Form 10-K Annual Report for the past fiscal year (without exhibits) accompanies this Notice of Annual Meeting and Proxy Statement. No portion of such Report is incorporated herein or is considered to be proxy soliciting material. The Company will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-K upon the payment in advance of reasonable fees related to the Company's furnishing such exhibit(s). Any such request should include a representation that the shareholder was the beneficial owner of shares of Eagle Common Stock on March 17, 2000, the record date for the 1999 Annual Meeting, and should be directed to: Investor Relations, Eagle Pacific Industries, Inc., 2430 Metropolitan Centre, 333 South Seventh Street, Minneapolis, Minnesota 55402.




                                         By Order of the Board of Directors,



                                         William H. Spell
                                         Chief Executive Officer

                         EAGLE PACIFIC INDUSTRIES, INC.

                                      PROXY
        for 2000 Annual Meeting of Shareholders to be held April 27, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Harry W. Spell and William H. Spell, and each of them acting alone, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of Eagle Pacific Industries, Inc. (the "Company") registered in the name of the undersigned, at the Company's 2000 Annual Meeting of Shareholders to be held at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota, at 3:15 p.m., Minneapolis Time, on Thursday, April 27, 2000, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the Meeting.

1.       To set the number of directors at five.

         [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

2.       To elect one Class III director to hold office until the 2003 Annual
         Meeting of Shareholders.    (Nominee: Harry W. Spell)

         [ ]  FOR the nominee listed above    [ ]  WITHHOLD AUTHORITY to vote
                                                   for nominee listed above

3. To approve a 547,000 share increase in number of shares reserved for the 1997 Stock Option Plan.

         [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN


4. To amend the Articles of Incorporation to change the Company's name to "PW Eagle, Inc."

         [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

5.       OTHER MATTERS.  In their discretion, the appointed Proxies are

         [ ]  AUTHORIZED                   [ ]  NOT AUTHORIZED

         to vote upon such other business as may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL AND, IN THE CASE OF PROPOSAL #5 WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL #5.

Dated:  ____________________, 2000   __________________________________________

                                     __________________________________________
                                     (PLEASE DATE AND SIGN name(s) exactly as shown on your stock certificate. Executors, administrators, trustees, guardians, etc., should indicate capacity when signing. For stock held in Joint Tenancy, each joint owner should sign.)

                       EAGLE PACIFIC INDUSTRIES, INC.

                             1997 STOCK OPTION PLAN
                       (As Amended Through March 1, 2000)


                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         (a) "Affiliates" shall mean a Parent or Subsidiary of the Company.

         (b) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. In the event the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended.

         (c) The "Company" shall mean Eagle Pacific Industries, Inc., a Minnesota corporation.

         (d) "Fair Market Value" shall mean (i) if such stock is reported in the national market system or is listed upon an established stock exchange or exchanges, the reported closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported in the national market system or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

         (e) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

         (f) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for options pursuant to this Plan.

         (g) The "Optionee" means an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9; or a consultant or advisor to or director, employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10.

         (h) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (i) The "Plan" means Eagle Pacific Industries, Inc. 1997 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

         (j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, and through the granting of "nonqualified stock options" pursuant to Section 10 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such twelve-month period.

                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.

                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan. The Administrator may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Two Million Two Hundred Thousand(2,200,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.


                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, Common Stock of the Company valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

         The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Other Provisions. The Option Agreement authorized under this
         Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Other Provisions. The Option Agreement authorized under this
         Section 10 shall contain such other provisions as the Administrator shall deem advisable.

                                   SECTION 11.

                               TRANSFER OF OPTION

         No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

         The Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

                                   SECTION 12.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the stock option agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, in the event of such a transaction, the Board may provide for one or more of the following:

         (a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

         (b) that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

         (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 13.

                            SECURITIES LAW COMPLIANCE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

         As a further condition to the grant of any incentive or nonqualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

         (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any incentive or nonqualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

         (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any incentive or nonqualified stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

         (c) In the event of a transaction (as defined in Section 12 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.

                                   SECTION 14.

                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).

                                   SECTION 15.

                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.


                                   SECTION 16.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.